VAN ECK GOLD/RESOURCES FUND
                           ---------------------------
                             1997 SEMI-ANNUAL REPORT
Dear Fellow Shareholder:

Although the physical demand for gold grew faster than, and substantially exceeded, the supply of newly-mined gold and old scrap, bearish sentiment grew dramatically during the first half of this year. Commercial gold demand, according to the World Gold Council, rose 17% during the first quarter to the highest quarterly demand ever recorded in monitored markets. However, investment demand, which fell from 424 tonnes in 1995 to 82 tonnes in 1996, continues to languish. Booming global stock markets, prolonged low inflation rates and the strong dollar compared to European currencies meant that the demand for gold asset diversification was minimized. Global private investment portfolios hold an estimated $260 billion of gold as preferred cash reserves. It is the swings in these holdings that cause the big market moves in the gold price when confidence in paper currencies, financial markets, fiscal budgets, central bank management, bank solvency and the international monetary system either rises or falls.

It was the fear of large-scale official sector sales, which hung over the gold market for most of last year, that dominated the market for the first half of this year. The big uncertainty is the gold reserve policy of the new European Central Bank if the European Monetary Union (EMU) commences operations. Until that time, prospective members are allowed to sell gold. Political pressures to reduce fiscal deficits have caused some central banks to maximize earnings by reducing the gold portion of their monetary reserves and investing the proceeds in government securities. Other central banks have bought gold. Last year, 19 countries increased their gold reserves, three more than the number of sellers. Net reported sales of 239 tonnes reflected gross sales of 588 tonnes against gross purchases of 349 tonnes. Among last year's purchasers, China and Russia were prominent.

The climax of this year's central bank selling was the unexpected announcement on July 3 of the sale of 167 tonnes of gold by the Reserve Bank of Australia over the past six months. The gold portion of Australia's monetary reserves thus was reduced from about 15% to 5%. In contrast, the Bank of Canada also reduced the gold content of its monetary reserves to approximately 5%, but this was done openly and over a period of twelve years at prices that were profitable for the Canadian gold miners. The Australian sales were mostly done at prices below the cost of mining in Australia. Confidence was, of course, shaken by this action, which demoralized the mining industry. The Prime Minister of Australia, John Howard, publicly tried to justify the action, and accordingly demonstrated how political forces dominate the so-called independence of the Reserve Bank of Australia.

Speculators have exploited this fear and uncertainty by selling large amounts of gold short. One estimate puts the short interest at over 2,000 tonnes. They presumably hope to cover their shorts by buying from other central banks if they make further sales. This pressure has driven the price of gold down from $368.30 an ounce at the end of 1996 to $334.80 an ounce at the end of June 1997. This decline was part of an intermediate downtrend that began in February 1996 at $415.50 an ounce and finally reached a closing low of $318.00 an ounce on July 16, 1997.

GOLD SHARES
The weakness in the gold price, combined with continued fallout in the junior exploration sector following the uncovering of the fraud at Bre-X Minerals, contributed to significant declines in the price of gold shares around the world since year-end 1996.

In North America, the Philadelphia Gold and Silver Index fell 18% during the first half of 1997, making it the best performer among the regional gold share indexes, helped by relatively good performances from Battle Mountain, Newmont and Homestake-companies with low or declining costs, solid reserve bases and growth potential. On June 30, Gold/Resources had 40% of its assets in the United States. The Toronto Gold and Silver Index, more than half of which is made up by Barrick Gold and Placer Dome, fared less well, declining 27% in U.S. dollar terms. Additionally, the Canadian index contains many junior companies that have suffered declines of 30-40% since the Bre-X scandal. Your Fund was 35% invested in Canadian shares on June 30. In Australia, a 5% decline in the currency translated into a 24% decline in the Australian Stock Exchange Gold Index through the end of June. The decline was compounded by poor operating results at several mines due to record-breaking rains in Western Australia and, in some cases, start-up problems at new or expanding operations or those making the transition from open-pit to underground mining. Approximately 20% of your Fund is in Australian shares.

Many mining companies have sold gold forward for periods of three years or more and thus have protected their earnings and cash positions during this period of extreme gold price weakness. Other companies may find it difficult to secure financing for their current exploration or development programs. We accordingly reviewed our holdings and have placed emphasis on what we believe to be the better valued mines and prospects and companies that are restructuring and aiming at enhancing shareholder values. Most of the pure gold shares we have kept in the portfolio are considered defensive because of either their low-cost and solid reserve structure, or because they have appreciable hedging positions in place (for example, Barrick, Newmont, Eagle Mining, Sons of Gwalia). Others, selling at or below the net present value of their assets, represent good value and are possible takeover candidates by senior producers seeking growth through acquisition now that prices have come down. Several Australian companies fall into this category, such as Herald Resources, Acacia Resources, Great Central Mines and Wiluna Mines. The junior exploration companies we have kept have attractive properties with sound geological potential and are adequately financed to complete current drilling programs. On June 30, these "junior" explorers represented less than 10% of Gold/Resources. We have sold the "high-cost" producers in the Fund, such as Echo Bay and Royal Oak.

Since worries over EMU may persist and financial markets may continue to draw most investment dollars, we considered it prudent to diversify a portion of Gold/Resources into companies producing other natural resources whose demand continues to benefit from economic expansion in many parts of the world, particularly in the emerging markets. To take advantage of strong prices for metals like zinc and copper, we have initiated positions in shares of several diversified mining companies, such as North Ltd., Boliden Ltd. and Titanium Metals. Similarly, we believe some sectors of the forest products group will benefit from better pricing power and rationalization within the industry; Willamette Industries, Mead Corporation and Fort Howard Paper (which is merging with James River) are good examples. Additionally, we believe certain energy exploration ("E&P's") and drilling companies offer exciting potential for appreciation given the increasing levels of exploration dollars being spent in the search for hydrocarbons to replace the world's rapidly depleting oil and gas reserves. Here we have initiated positions in Santa Fe and Triton Energy. Accordingly, as of June 30, Gold/Resources had over 20% of its assets invested in diversified metals, forest products and energy companies. Additionally, approximately 2% of your Fund was invested in Normandy Mining and Buenaventura, two gold-mining companies with significant base metals exposure.

THE OUTLOOK
We believe gold bullion is showing signs of a typically oversold market--record-low sentiment, record-high speculative shorts, increased volatility, companies shutting down high-cost mines and prices close to the industry's average cost of production. However, we remain concerned about the timing of a sustained recovery, given the persistent fears of further central bank sales, and also about the relatively high valuations still accorded some gold shares, particularly the North American senior producers. Accordingly, we will continue to concentrate on precious metals shares with low costs, high-quality reserve bases and healthy balance sheets, while pursuing opportunities in the broader natural resource universe, where we believe the potential for capital appreciation is attractive. For example, we project continued global economic growth for the foreseeable future. This will fuel increased demand for base metals and for energy, in our opinion. In some sectors, supply will not be able to keep up with this demand and prices should rise. Aluminum, zinc and natural gas could be beneficiaries of such scenarios, in our view. We will likely maintain, or even increase, our exposure to these sectors, where we see better value than in some areas in the gold sector. Additionally, we believe the restructuring taking shape in the forest products area as well as healthy demand for things like newsprint and pulp will continue to afford opportunities for profit such as provided by the positions in Mead Corp. and Willamette Industries.

We appreciate your participation in the Gold/Resources Fund and look forward to helping you meet your investment objectives in the future.

[PHOTO]                       [PHOTO]


/s/JOHN C. VAN ECK            /s/LUCILLE PALERMO
------------------            ------------------
JOHN C. VAN ECK               LUCILLE PALERMO
CHAIRMAN                      PRESIDENT

JULY 29, 1997

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/97
--------------------------------------------------------------------------------
AVERAGE ANNUAL            AFTER MAXIMUM                BEFORE
TOTAL RETURN              SALES CHARGE OF 5.75%*       SALES CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 2/15/86)  3.3%                   3.9%
--------------------------------------------------------------------------------
10 year                        (3.6)%                 (3.0)%
--------------------------------------------------------------------------------
5 year                          2.8%                   4.0%
--------------------------------------------------------------------------------
1 year                        (27.4)%                (22.9)%
--------------------------------------------------------------------------------
The performance data reflects past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

Note: C shares are no longer publicly offered.

                              GOLD/RESOURCES FUND
                STATEMENT OF NET ASSETS JUNE 30, 1997 (unaudited)

NO. OF SHARES     SECURITIES(A)             VALUE (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA:   19.9%
  425,000    Acacia Resources Ltd.               $ 557,250
1,850,000    Australian Resources Ltd.             752,796
  990,000    Consolidated Gold N.L.                216,344
  350,000    Croesus Mining N.L.                   118,684
  305,422    Delta Gold N.L.                       508,633
  313,600    Dominion Mining Ltd.                  155,967
  156,800    Dominion Mining Ltd.
               (Option expiring 12/31/98)           22,450
  700,000    Eagle Mining Corp.                  1,334,537
  230,000    Emperor Mines Ltd.                    320,636
  630,375    Ghana Gold Mines Ltd.                 133,301
  140,000    Giralia Resources N.L.                 11,605
  679,300    Golden Shamrock Mines Ltd. Deferred    69,617
  708,300    Goldstream Mining N.L.                245,520
  338,400    Great Central Mines N.L.              643,113
1,250,000    Gullewa Gold N.L.                      32,968
  274,354    Herald Resources Ltd.                 138,515
  351,483    Imperial Mining N.L.                   37,080
  371,576    Macraes Mining Co. Ltd.               518,002
  400,000    Menzies Gold N.L.                     120,568
  650,000    Mount Burgess Gold Mining Co. N.L.     55,348
  400,000    Mount Leyshon Gold Mines Ltd.         536,528
  171,900    Newcrest Mining Ltd.                  473,969
1,083,033    Normandy Mining Ltd.                1,216,018
  200,000    North Ltd.                            761,086
1,946,894    Plutonic Resources Ltd.             6,073,719
  771,428    Resolute Samantha Gold N.L.         1,371,891
  737,964    Sons of Gwalia N.L.                 2,741,537
  222,600    Wiluna Mines Ltd.                      78,838
                                               -----------
                                                19,246,520
                                               -----------
CANADA: 35.3%
   65,000    Abacan Resource Corp.                 207,188
   59,100    Alamos Minerals Ltd.                   52,655
   50,000    Atna Resources Ltd.                   126,761
  270,000    Barrick Gold Corp.                  5,940,000
   63,400    Bema Gold Corp.                       383,463
   43,600    Boliden Limited
               (Installment Receipt)               232,125
  650,000    Dakota Mining Corp.                   650,000
  682,100    Dayton Mining Corp.                 2,371,571
  490,350    El Callao Mining Corp.                408,462
  106,900    Fletcher Challenge Canada Ltd.      1,780,957
   97,400    Geomaque Exploration Ltd.             225,765
  320,000    Goldcorp Inc. (Class A)             2,280,000
  160,000    Golden Knight Resources Inc.          326,826
   50,000    Greenstone Resources Ltd.             438,231
   40,000    Iamgold International African Mining
               Gold Corp.                          156,459
  250,000    International Rorrima Gold
               (Special Warrant expiring
               12/18/97)(b)*                        52,606
  150,000    Meridian Gold Inc.                    407,446
   78,900    Minefinders Corp. Ltd.                176,026
  320,800    Miramar Mining Corp.                1,161,856
   56,000    Nevsun Resources                      168,339
  125,000    Northern Crown Mines Ltd.             200,248
   25,000    Pacific Rim Mining Corp.
               (Warrants Expiring 4/04/98)(b)*      60,231
  150,000    Placer Dome Inc.                    2,456,256
  285,000    Prime Resources Group Inc.          2,064,395
   40,000    Prudential Steel Ltd.               1,101,010
  194,700    Queenstake Resources Ltd.             286,292
  415,000    Richmont Mines Inc.                 1,518,054
  300,000    Rift Resources Ltd.                   167,325
    7,100    Rio Narcea Gold Mines Ltd.             21,343
  195,000    Solitario Resources Corp.             635,616
  455,278    Star Resources Corp.                   59,360
  240,000    Teck Corporation (Class B)          4,858,933
  250,000    TVX Gold Inc.                       1,328,125
  320,100    Viceroy Resource Corp.              1,043,389
  800,000    Vista Gold Corp.                      718,554
                                               -----------
                                                34,065,867
                                               -----------
GHANA: 1.4%
   30,191    Ashanti Goldfields Co. Ltd.           352,857
   84,000    Ashanti Goldfields Co. Ltd. (GDR)     981,750
                                               -----------
                                                 1,334,607
                                               -----------
PERU: 0.6%
   32,000    Co. de Minas Buenaventura S.A. (ADR)  630,000
                                               -----------
UNITED STATES: 39.8%
  100,000    Amax Gold, Inc.                       612,500
  645,872    Battle Mountain Canada Inc.
              (Exchangable Shares)               3,673,397
  450,000    Battle Mountain Gold Co. (Class A)  2,559,375
  305,000    Canyon Resources Corp.                743,438
  303,700    Crown Resources Corp.               1,936,088
   10,000    Fort Howard Corp.                     506,250
  259,000    Freeport McMoran Copper & Gold
              (Class A)                          7,575,750
   45,000    Getchell Gold Corp.                 1,586,250
  600,000    Homestake Mining Co.                7,837,500
    8,000    Mead Corp.                            498,000
   31,400    Meridian Gold Inc.                    137,375
   50,000    Newmont Gold Co.                    1,996,875
  142,505    Newmont Mining Corp.                5,557,695
1,000,000    Piedmont Mining Co. Inc.(c)           300,000
   45,000    Santa Fe Energy Resources, Inc.       660,938
   10,000    Santa Fe International Corp.          340,000
   30,000    Titanium Metals Co.                   948,750
   10,000    Triton Energy Ltd.                    458,125
    7,500    Willamette Industries, Inc.           525,000
                                               -----------
                                                38,453,306
                                               -----------

TOTAL STOCKS & OTHER INVESTMENTS: 97.0%
(Cost $86,738,106)                              93,730,300
OTHER ASSETS LESS LIABILITIES:    3.0%           2,901,027
                                               -----------
NET ASSETS:  100.0%                            $96,631,327
                                               ===========
----------

(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, see Note 6.
(c) Affiliated company, see schedule of affiliated company transactions.
*   Fair value as determined by the Board of Trustees.

GLOSSARY:
ADR--American Depositary Receipt
GDR--Global Depositary Receipt

SUMMARY OF
INVESTMENTS                    % OF
BY INDUSTRY               PORTFOLIO
----------                 --------
Gold Mining                   77.2%
Industrial Metals              9.9%
Diversified Mining             6.3%
Paper and Forest Products      3.5%
Oil & Gas Exploration          1.4%
Oil Drilling & Services        1.2%
Oil/Gas Equipment & Services   0.4%
Diamonds                       0.1%
                             ------
                             100.0%
                             ======

                       See Notes to Financial Statements.

              GOLD/RESOURCES FUND FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
ASSETS:
Investments at value
  (cost, $86,738,106) (Note 1)                 $93,730,300
Receivables:
  Receivables securities sold                    3,929,229
  Capital shares sold                              123,415
  Dividends                                         23,467
                                               -----------
      Total assets                              97,806,411
                                               -----------
LIABILITIES:
Payables:
  Securities purchased                             485,140
  Due to custodian                                 137,265
  Capital shares redeemed                          300,593
  Open forward currency contracts (Note 7)           7,523
  Accounts payable                                 244,563
                                               -----------
      Total liabilities                          1,175,084
                                               -----------
NET ASSETS                                     $96,631,327
                                               ===========

CLASS A
Shares outstanding                              20,689,007
                                               ===========
Net asset value and redemption price per
  share ($96,631,327/20,689,007)                     $4.67
                                                     =====
Maximum offering price per share
  (NAV/(1-maximum sales commission))                 $4.95
                                                     =====
Net assets consist of:
  Aggregate paid in capital                   $155,056,868
  Unrealized appreciation of investments
    and foreign currency                         6,996,405
  Distributions in excess of net
    investment income                             (971,144)
  Cumulative realized losses                   (64,450,802)
                                              ------------
                                              $ 96,631,327
                                              ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997
INCOME:
Dividends (less foreign taxes withheld
  of $81,103)                                 $    665,284
Interest income                                     92,301
                                               -----------
      Total income                                 757,585
EXPENSES:
Management (Note 2)                $435,293
Distribution Class A (Note 4)       145,083
Administrative (Note 2)             178,019
Transfer agent                      181,351
Professional                         31,643
Reports to shareholders              25,491
Custody                              18,734
Trustees fees                        11,259
Other                                44,569
                                   --------
      Total expenses                             1,071,442
                                             -------------
      Net investment loss                         (313,857)
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3)
Realized gain from security transactions         5,823,913
Realized loss from foreign currency
  transactions                                      (1,178)
Change in unrealized appreciation
  (depreciation) of foreign denominated
  receivables and payables                           5,698
Change in unrealized appreciation
  of investments                               (28,755,864)
                                             -------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                             $(23,241,288)
                                             =============

STATEMENTS OF CHANGES IN NET ASSETS

                                   FOR THE
                              SIX MONTHS ENDED      YEAR ENDED
                                JUNE 30, 1997      DECEMBER 31,
                                 (UNAUDITED)           1996
                                ------------      -------------

DECREASE IN NET ASSETS:
  OPERATIONS:
    Net investment loss           $ (313,857)       $(1,197,834)
    Realized gain from
      security transactions        5,823,913         11,608,917
    Realized loss from foreign
      currency transactions           (1,178)            (1,760)
    Change in unrealized
      appreciation (depreciation)
      of foreign denominated
      receivables and payables         5,698             (1,558)
    Change in unrealized
      appreciation of
      investments                (28,755,864)        (3,340,865)
                                 -----------        -----------
      Increase (Decrease)in net
       assets resulting from
       operations                (23,241,288)         7,066,900
                                 -----------        -----------
CAPITAL SHARE TRANSACTIONS:*
    Net proceeds from sales of
    shares
      Class A Shares              20,967,541         98,482,977
    Cost of shares reacquired
      Class A Shares             (33,393,301)      (129,225,878)
                                 -----------       ------------
    Decrease in net assets
      resulting from capital
      share transactions        (12,425,760)        (30,742,901)
                                -----------        ------------
      Total decrease
        in net assets           (35,667,048)        (23,676,001)

NET ASSETS:
  Beginning of period           132,298,375         155,974,376
                                -----------        ------------
  End of period (including distributions
    in excess of net investment income
    of $971,144 and $656,109,
    respectively)               $96,631,327        $132,298,375
                                ===========        ============

*SHARES OF BENEFICIAL INTEREST
  ISSUED AND REDEEMED
  (UNLIMITED NUMBER OF $.001
  PAR VALUE SHARES AUTHORIZED)
                                   CLASS A             CLASS A
                                 ----------          -----------
    Shares sold                   3,891,390          15,679,748
    Shares reacquired            (6,318,149)        (20,524,479)
                                -----------         -----------
    Net decrease                 (2,426,759)         (4,844,731)
                                ===========         ===========

                       See Notes to Financial Statements.

                              GOLD / RESOURCES FUND
--------------------------------------------------------------------------------
SCHEDULE OF AFFILIATED COMPANY TRANSACTIONS
Transactions with affiliates for the six months ended June 30, 1997 (as defined in the Investment Company Act of 1940) of the Fund are listed below:

                                           PURCHASES               SALES
                                      -------------------    ----------------
                            12/31/96                                                              6/30/96
                              SHARE                                             REALIZED     SHARE       MARKET    DIVIDEND
ISSUER                       BALANCE    SHARES    COST       SHARES    COST    GAIN (LOSS)  BALANCE       VALUE     INCOME
                            --------    -------   ----       -------   ----    -----------  --------      -----    --------
Piedmont Mining Co., Inc.  1,000,000         --     --            --     --             --  1,000,000   $300,000         --

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                                                CLASS A
                                            ------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------
                                              FOR THE SIX
                                             MONTHS ENDED
                                             JUNE 30, 1997
                                              (UNAUDITED)     1996         1995         1994          1993         1992
                                             ------------     ----         ----         ----          ----         ----
Net Asset Value,
  Beginning of Period ..................        $5.72        $5.58         $5.35        $6.34        $3.56        $3.73
                                                -----        -----         -----        -----        -----        -----
Income from Investment Operations:
  Net Investment Income (Loss)..........        (0.02)       (0.06)        (0.03)       (0.02)      (0.014)       0.002
  Net Gains (Losses) on Securities
    (both realized and unrealized) .....        (1.03)        0.20          0.26        (0.97)       2.794       (0.170)
                                                -----        -----         -----        -----        -----        -----
Total from Investment Operations .......        (1.05)        0.14          0.23        (0.99)       2.780       (0.168)
                                                -----        -----         -----        -----        -----        -----
Less Distributions:
  Dividends from Net Investment
    Income (a)..........................           --           --            --           --           --       (0.002)
                                                -----        -----         -----        -----        -----        -----
Net Asset Value, End of Period .........        $4.67        $5.72         $5.58        $5.35        $6.34        $3.56
                                                =====        =====         =====        =====        =====        =====

Total Return (b)........................       (18.36%)       2.51%          4.3%       (15.6%)      78.09%       (4.50%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ........      $96,631     $132,298      $155,974     $186,091     $211,450     $114,257
Ratio of Expenses to Average Net Assets          1.85%(c)     1.71%         1.81%        1.52%        1.39%        1.57%
Ratio of Net Income (Loss) to
  Average Net Assets ...................        (0.54%)(c)   (0.75%)       (0.44%)      (0.30%)      (0.29%)       0.07%
  Portfolio Turnover Rate ..............        10.95%       12.95%         6.16%       13.75%        7.79%        0.93%

  Average Brokerage Commissions Paid (d)      $0.0238      $0.0186

-------------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $.0060 for 1992.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.
(c) Annualized.
(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.

                       See Notes to Financial Statements.

                              GOLD/RESOURCES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:
Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Gold/Resources Fund series, a diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. SECURITY VALUATION -- Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Direct investments in gold bullion if any are valued at the mean of the bid and asked price quoted by a major commodity dealer. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION -- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DISTRIBUTION TO SHAREHOLDERS -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date net of withholding taxes. Interest income is accrued as earned.

F. OPTION CONTRACTS -- The Fund may invest, for hedging purposes only, in call and put options on securities, foreign currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the anticipated movements of the option values.

NOTE 2 -- Van Eck Associates Corporation earned fees of $435,293 for the six months ended June 30, 1997 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and .50 of 1% of the excess over $750 million. Van Eck Securities Corporation received $20,874 for the six months ended June 30, 1997 from commissions earned on sales of Class A shares of beneficial interest of the Fund after deducting $82,939 allowed to other dealers. Van Eck Associates Corp. earned a fee of $178,019 for costs incurred in connection with certain administrative and operational functions. The fee is based on an annual rate of .25 of 1% on the first $750 million of average net assets and .20 of 1% of the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

NOTE 3 -- Purchases and proceeds from sales of investments other than short-term obligations aggregated $12,288,243 and $25,331,125, respectively, for the six months ended June 30, 1997. For federal income tax purposes the cost of investments owned at June 30, 1997 was $86,738,106. As of June 30, 1997 net unrealized appreciation for federal income tax purposes aggregated $6,992,194 of which $27,171,659 related to appreciated investments and $20,179,465 related to depreciated investments. At December 31, 1996 the Fund had capital loss carryforwards of 70,079,832 available to offset future capital gains expiring December 31, 1998, 1999, 2000 of $30,782,696, $31,737,707 and $7,559,429,
respectively.

NOTE 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund accrues fees of .25 of 1% of average daily net assets of the Fund. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities
Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund.

NOTE 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays. The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of gold and other metals, minerals, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The

                              GOLD/RESOURCES FUND
--------------------------------------------------------------------------------
production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.

NOTE 6 -- RESTRICTED SECURITIES
The following securities are restricted as to sale:

                                               PERCENT OF
                     DATE                      NET ASSETS
                   ACQUIRED    COST     VALUE  AT 6/30/97
                   --------   -------  ------   ---------
Dayton Mining
  Warrant.......    1/31/96        --       --         --
International
  Rorrima Gold
  Special Warrant  10/22/96  $147,951  $52,606      0.05%
Pacific Rim Mining
  Corp. Special
  Warrant ......    4/02/97  $114,741  $60,231      0.06%
Rift Resources Ltd
  Warrants......   11/13/96        --       --         --
Tombstone Explor-
  ation Co. Wt..    10/3/96        --       --         --
Vista Gold Corp.
  Warrants......    4/25/96        --       --         --

NOTE 7 -- FORWARD CURRENCY CONTRACTS -- The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain from foreign currency transactions. At June 30, 1997, the Fund had the following outstanding forward foreign currency contract:

Foreign Currency Buy Contracts:
                      VALUE AT                                UNREALIZED
CONTRACTS          SETTLEMENT DATE     CURRENT VALUE         DEPRECIATION
---------          ---------------     -------------         ------------
AUD 1,626,797
expiring in
7/07/97               $1,218,350         $1,225,873            $(7,523)

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 8 -- Trustee Deferred Compensation Plan. The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund can not invest in itself. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $19,033.

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

EMERGING MARKETS GROWTH FUND
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

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This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.


VAN ECK GLOBAL [LOGO]
Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653

F1997-0801-0101


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                             VAN ECK GLOBAL [LOGO]